UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21793

Name of Fund:  BlackRock Enhanced Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Enhanced Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Enhanced
Government Fund, Inc.


SEMI-ANNUAL REPORT
JUNE 30, 2007   (UNAUDITED)



(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock Enhanced Government Fund, Inc. seeks to provide stockholders with current income and gains by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government or U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Enhanced Government Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Enhanced Government Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Enhanced Government Fund, Inc.


Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund has adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Fund Summary as of June 30, 2007 (Unaudited)
                                      BlackRock Enhanced Government Fund, Inc.


Fund Information


Symbol on New York Stock Exchange                                   EGF
Initital Offering Date                                        October 31, 2005
Yield on Closing Market Price as of 6/30/07 ($18.43)*              7.60%
Current Monthly Distribution per share of Common Stock**          $.116667
Current Annualized Distribution per share of Common Stock**        $1.40
Leverage as of 6/30/07***                                             4%

   * Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
     Past performance does not guarantee future results.

  ** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

 *** As a percentage of net assets, which is the total assets of the Fund
     (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).


The table below summarizes the changes in the Fund's market price and net asset value:

                          6/30/07    12/31/06    Change      High       Low

Market Price               $18.43     $18.54    (0.59%)     $20.06     $17.61
Net Asset Value            $17.75     $18.50    (4.05%)     $18.56     $17.55


The following chart shows the portfolio composition of the Fund's long-term investments:

Portfolio Composition

                                                    6/30/07        12/31/06

Government Agency Mortgage-Backed Securities          75%            61%
Government & Agency Obligations                       13             28
Non-Government Agency Mortgage-Backed Securities       5             11
Preferred Securities                                   4             --
Corporate Bonds                                        3             --



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Schedule of Investments as of June 30, 2007 (Unaudited)                                                         (in U.S. dollars)

                                                       Face            Interest                Maturity
Issue                                                 Amount             Rate                  Date(s)                  Value
Government & Agency Obligations--16.1%

Federal Farm Credit Bank                           $  3,500,000          4.55 %               6/08/2020           $     3,192,326

Federal Home Loan Bank System                         3,525,000          5.40               10/27/2011 (g)              3,509,649

U.S. Treasury Bonds                                   2,500,000          6.25                 5/15/2030                 2,857,423
                                                      1,500,000          4.50                 2/15/2036                 1,358,204

U.S. Treasury Notes                                      75,000          4.875                8/15/2009                    74,947
                                                     25,005,000          4.625                2/15/2017                24,215,792
                                                      1,700,000          4.50                 5/15/2017                 1,629,875

Total Government & Agency Obligations (Cost--$38,058,715)--16.1%                                                       36,838,216


Government Agency Mortgage-Backed Securities**--92.1%

Fannie Mae Guaranteed Pass-Through Certificates       8,400,000          4.50         7/01/2020 - 7/15/2022 (b)         7,969,500
                                                      1,925,264          4.66                 7/01/2010                 1,883,897
                                                      6,372,745          4.681                2/01/2013                 6,241,941
                                                     30,923,039          5.00          11/01/2033 - 10/01/2035         29,104,172
                                                      7,939,300          5.24                 4/01/2012                 7,816,979
                                                      6,454,499          5.296              10/01/2035 (a)              6,372,406
                                                     48,850,380          5.50         12/01/2021 - 7/15/2037 (b)       47,291,276
                                                      2,670,635          5.707                2/01/2012                 2,732,528
                                                     19,728,436          6.00         10/01/2035 - 7/15/2037 (b)       19,522,889
                                                      5,459,388          6.60                 1/01/2011                 5,597,392

Fannie Mae Trust                       353-2          4,681,258          5.00               8/01/2034 (h)               1,208,534
                                       367-2          4,365,663          5.50               1/25/2036 (h)               1,185,772
                                       378-5          4,731,026          5.00               7/01/2036 (h)               1,104,175
                                       2006-129-PA    4,211,526          5.50                 7/25/2028                 4,199,731

Freddie Mac Mortgage Participation Certificates       1,100,540          4.50                 5/01/2034                 1,003,913
                                                     19,729,733          5.00         5/01/2020 - 7/15/2037 (b)        18,617,792
                                                      4,396,458          5.016              10/01/2035 (a)              4,310,713
                                                        638,469          5.50                 10/01/2035                  617,228
                                                      2,392,068          6.00                 10/01/2035                2,374,287
                                                      4,120,849          6.50           9/01/2035 - 10/01/2035          4,169,069

Freddie Mac Multiclass Certificates    232-IO         5,041,987          5.00               8/01/2035 (h)               1,306,196
                                       2958-MD        5,000,000          5.50                 1/15/2031                 4,921,192
                                       3042-EA        2,680,000          4.50                 9/15/2035                 2,383,718
                                       3081-CP        1,600,000          5.50                 10/15/2034                1,549,403
                                       3136-PD        1,674,840          6.00                 12/15/2034                1,662,015

Ginnie Mae MBS Certificates                           2,908,776          5.00                 11/15/2035                2,754,591
                                                      2,809,670          5.50                 11/15/2035                2,729,982

Ginnie Mae Trust                       2005-87-C     10,000,000          5.328              9/16/2034 (a)               9,727,582
                                       2006-3-C      10,000,000          5.235              4/16/2039 (a)               9,326,778
                                       2006-30-IO     8,900,154          0.80              5/16/2046 (a)(h)               486,829

Total Government Agency Mortgage-Backed Securities (Cost--$213,503,071)--92.1%                                        210,172,480


Non-Government Agency Mortgage-Backed Securities**--6.6%

CS First Boston Mortgage Securities Corp.
  Series 2005-11 Class 6A5                            1,838,521          6.00                 12/25/2035                1,842,318
Countrywide Alternative Loan Trust Series
  2006-41 CB Class 2A17                               3,040,005          6.00                 1/25/2037                 3,046,503
Greenwich Capital Commercial Funding Corp.
  Series 2006-GG7 Class A4                            1,500,000          6.11               7/10/2038 (a)               1,513,857
JPMorgan Chase Commercial Mortgage Securities
Corp. Class A4:
    Series 2006-CB15                                  2,500,000          5.814              6/12/2043 (a)               2,492,265
    Series 2006-LDP7                                  2,000,000          5.875              4/15/2045 (a)               2,012,097
Residential Funding Mortgage Securities I
  Series 2006-S1 Class 1A5                            1,589,325          5.25                 1/25/2036                 1,568,569
Wells Fargo Mortgage Backed Securities Trust
  Series 2005-13 Class A1                             2,518,715          5.00                 11/25/2020                2,462,881

Total Non-Government Agency Mortgage-Backed Securities (Cost--$14,912,047)--6.6%                                       14,938,490


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Schedule of Investments (continued)                                                                             (in U.S. dollars)

                               Face
Industry                      Amount       Issue                                                                        Value
Corporate Bonds--3.3%

Electric Utilities--0.8%    $ 2,000,000    PPL Capital Funding, 6.70% due 5/15/2067 (a)                           $     1,925,844

Insurance--2.5%               2,000,000    AllState Corp., 6.50% due 5/15/2057 (a)                                      1,891,188
                              2,000,000    XL Capital Ltd. Series E, 6.50% due 12/31/2049 (a)                           1,878,372
                              2,000,000    ZFS Finance USA Trust I, 6.50% due 5/09/2037 (a)(f)                          1,934,290
                                                                                                                  ---------------
                                                                                                                        5,703,850

Total Corporate Bonds (Cost--$7,930,520)--3.3%                                                                          7,629,694



                                           Preferred Securities
Capital Trusts--1.8%

Consumer Finance--1.8%        2,000,000    Capital One Capital III, 7.686% due 8/15/2036                                2,059,782
                              2,000,000    JPMorgan Chase Capital XXII, 6.45% due 2/02/2037                             1,900,832

Total Capital Trusts (Cost--$4,175,653)--1.8%                                                                           3,960,614


Trust Preferreds--2.5%

Capital Markets--0.9%         2,000,000    Morgan Stanley Capital Trust VIII, 6.45% due 4/15/2067                       1,932,000

Commercial Banks--0.8%        2,000,000    Wachovia Capital Trust IX, 6.375% due 6/01/2067                              1,918,400

Media--0.8%                   2,000,000    Comcast Corp., 6.625% due 5/15/2056                                          1,911,200

Total Trust Preferreds (Cost--$5,982,208)--2.5%                                                                         5,761,600

Total Preferred Securities (Cost--$10,157,861)--4.3%                                                                    9,722,214




                             Beneficial
                               Interest
Short-Term Securities--0.7%

                            $ 1,507,655    BlackRock Liquidity Series, LLC Cash Sweep Series, 5.33% (d)(e)              1,507,655

Total Short-Term Securities (Cost--$1,507,655)--0.7%                                                                    1,507,655



                              Number of
                            Contracts++    Options Purchased
Options Purchased--2.4%

Call Options Purchased               50    Receive a fixed rate of 4.933% and pay a floating rate based on
                                           3-month LIBOR, expiring August 2007, Broker Credit Suisse First
                                           Boston International (c)                                                           550
                                     18    Receive a fixed rate of 5.495% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2012, Broker Credit Suisse First Boston
                                           International (c)                                                              999,752
                                     18    Receive a fixed rate of 5.725% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2012, Broker Lehman Brothers Special
                                           Financing (c)                                                                  575,082
                                      8    Receive a fixed rate of 5.575% and pay a floating rate based on
                                           3-month LIBOR, expiring January 2017, Broker JPMorgan Chase (c)                243,713
                                     18    Receive a fixed rate of 5.676% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2017, Broker Credit Suisse First Boston
                                           International (c)                                                              520,544
                                                                                                                  ---------------
                                                                                                                        2,339,641

Put Options Purchased                50    Pay a fixed rate of 5.433% and receive a floating rate based on
                                           3-month LIBOR, expiring August 2007, Broker Credit Suisse First
                                           Boston International (c)                                                     1,021,600
                                     18    Pay a fixed rate of 5.495% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2012, Broker Credit Suisse First Boston
                                           International (c)                                                              517,605
                                     18    Pay a fixed rate of 5.725% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2012, Broker Lehman Brothers Special
                                           Finance (c)                                                                    890,857
                                      8    Pay a fixed rate of 5.575% and receive a floating rate based on
                                           3-month LIBOR, expiring January 2017, Broker JPMorgan Chase (c)                441,004
                                     18    Pay a fixed rate of 5.676% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2017, Broker Credit Suisse First Boston
                                           International (c)                                                              354,802
                                                                                                                  ---------------
                                                                                                                        3,225,868

Total Options Purchased (Premiums Paid--$4,524,712)--2.4%                                                               5,565,509

Total Investments  (Cost--$290,594,581*)--125.5%                                                                      286,374,258


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Schedule of Investments (continued)                                                                             (in U.S. dollars)


                                                       Face            Interest                Maturity
Issue                                                 Amount             Rate                  Date(s)                  Value
TBA Sale Commitments--(12.6%)

Fannie Mae                                          $30,800,000          5.00%               8/01/2034            $  (28,860,432)

Total TBA Sale Commitments--(Premiums Received--$29,744,638*)--(12.6%)                                               (28,860,432)



                             Number of
                            Contracts++    Options Written
Options Written--(4.3%)

Call Options Written                 25    Pay a fixed rate of 5.43% and receive a floating rate based on
                                           3-month LIBOR, expiring July 2007, Broker Lehman Brothers Special
                                           Finance (c)                                                                      (875)
                                     25    Pay a fixed rate of 5.769% and receive a floating rate based on
                                           3-month LIBOR, expiring July 2007, Broker Lehman Brothers Special
                                           Finance (c)                                                                  (190,425)
                                     25    Pay a fixed rate of 5.773% and receive a floating rate based on
                                           3-month LIBOR, expiring July 2007, Broker Lehman Brothers Special
                                           Finance (c)                                                                  (179,325)
                                     10    Pay a fixed rate of 5.865% and receive a floating rate based on
                                           3-month LIBOR, expiring July 2007, Broker Deutsche Bank AG London (c)        (129,630)
                                     50    Pay a fixed rate of 5.183% and receive a floating rate based on
                                           3-month LIBOR, expiring August 2007, Broker Credit Suisse First
                                           Boston International (c)                                                   (1,874,400)
                                     50    Pay a fixed rate of 5.25% and receive a floating rate based on
                                           3-month LIBOR, expiring August 2007, Broker Deutsche Bank AG London (c)       (34,850)
                                     50    Pay a fixed rate of 5.31% and receive a floating rate based on
                                           3-month LIBOR, expiring September 2007, Broker Deutsche Bank AG London (c)   (171,050)
                                     25    Pay a fixed rate of 5.958% and receive a floating rate based on
                                           3-month LIBOR, expiring December 2007, Broker Deutsche Bank AG London (c)    (932,397)
                                     50    Pay a fixed rate of 4.625% and receive a floating rate based on
                                           3-month LIBOR, expiring March 2008, Broker Deutsche Bank AG London (c)        (57,500)
                                     36    Pay a fixed rate of 5.88% and receive a floating rate based on
                                           3-month LIBOR, expiring June 2008, Broker Deutsche Bank AG London (c)      (1,001,664)
                                     11    Pay a fixed rate of 5.448% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2010, Broker Credit Suisse First Boston
                                           International (c)                                                          (1,009,580)
                                     11    Pay a fixed rate of 5.685% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2010, Broker Lehman Brothers Special
                                           Finance (c)                                                                  (468,747)
                                     20    Pay a fixed rate of 5.651% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2022, Broker Credit Suisse First Boston
                                           International (c)                                                            (473,000)
                                                                                                                  ---------------
                                                                                                                      (6,523,443)

Put Options Written                  50    Receive a fixed rate of 5.183% and pay a floating rate based on
                                           3-month LIBOR, expiring August 2007, Broker Credit Suisse First
                                           Boston International (c)                                                      (14,400)
                                     50    Receive a fixed rate of 5.125% and pay a floating rate based on
                                           3-month LIBOR, expiring March 2008, Broker Deutsche Bank AG London (c)     (1,072,100)
                                     36    Receive a fixed rate of 5.88% and pay a floating rate based on
                                           3-month LIBOR, expiring June 2008, Broker Deutsche Bank AG London (c)        (600,746)
                                     11    Receive a fixed rate of 5.448% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2010, Broker Credit Suisse First Boston
                                           International (c)                                                            (404,734)
                                     11    Receive a fixed rate of 5.685% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2010, Broker Lehman Brothers Special
                                           finance (c)                                                                  (857,631)
                                     19    Receive a fixed rate of 5.651% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2022, Broker Credit Suisse First Boston
                                           International (c)                                                            (334,039)
                                                                                                                  ---------------
                                                                                                                      (3,283,650)

Total Options Written (Premiums Received--($8,585,719*)--(4.3%)                                                       (9,807,093)

Liabilities in Excess of Other Assets--(8.6%)                                                                        (19,547,298)
                                                                                                                  ---------------
Net Assets--100.0%                                                                                                $   228,159,435
                                                                                                                  ===============



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments and options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $   252,264,225
                                                    ===============
    Gross unrealized appreciation                   $     5,216,389
    Gross unrealized depreciation                       (9,773,881)
                                                    ---------------
    Net unrealized depreciation                     $   (4,557,492)
                                                     ==============


 ** Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

 ++ One contract represents a notional amount of $1,000,000.

(a) Floating rate security.

(b) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(c) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $(9,009,432)     $353,223
    BlackRock Liquidity Series, LLC
       Money Market Series                              --     $    195


(e) Represents the current yield as of June 30, 2007.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) All or a portion of the security is on hold as collateral in connection with open financial futures contracts.

(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Financial futures contracts purchased as of June 30, 2007 were as follows:



    Number of                   Expiration        Face          Unrealized
    Contracts      Issue           Date          Value         Appreciation

       35       5-Year U.S.     September
               Treasury Note       2007        $ 3,616,573       $   26,161
      295       10-Year U.S.    September
               Treasury Note       2007        $31,090,978           91,444
                                                                 ----------
    Total Unrealized Appreciation                                $  117,605
                                                                 ==========


o   Financial futures contracts sold as of June 30, 2007 were as follows:

    Number of                   Expiration        Face          Unrealized
    Contracts      Issue           Date          Value         Depreciation

      137       2-Year U.S.     September
               Treasury Note       2007       $27,896,280        $ (21,751)
                                                                 ----------
    Total Unrealized Depreciation                                $ (21,751)
                                                                 ==========


o   Swaps outstanding as of June 30, 2007 were as follows:

                                               Notional         Unrealized
                                                Amount         Depreciation

    Receive (pay) a variable return
    based on the change in the spread
    return of the Lehman Brothers CMBS
    AAA 8.5+ index and receive a floating
    rate based on the spread plus .20%

    Broker, Credit Suisse First
    Boston International
    Expires September 2007                  $11,500,000                 --

    Receive a fixed rate of 4.926%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Credit Suisse
    First Boston International
    Expires August 2011                     $50,000,000       $  (955,764)

    Receive a fixed rate of 5.393%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Credit Suisse
    First Boston International
    Expires June 2012                       $36,000,000          (151,647)

    Receive a fixed rate of 4.8825%
    and pay a floating rate based on
    3-month LIBOR

    Broker, UBS Warburg
    Expires December 2013                   $20,000,000          (719,167)

    Pay a fixed rate of 5.705% and
    receive a floating rate based on
    3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires June 2017                       $50,000,000          (137,258)
                                                              ------------
    Total                                                     $(1,963,836)
                                                              ============

    See Notes to Financial Statements.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Statement of Assets, Liabilities and Capital

As of June 30, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$284,562,214)                           $   279,301,094
       Investments in affiliated securities, at value (identified cost--$1,507,655)                                     1,507,655
       Options purchased, at value (premiums paid--$4,524,712)                                                          5,565,509
       Cash                                                                                                               764,909
       Receivables:
       Securities sold                                                                         $    28,781,359
       Interest                                                                                      2,215,779
       Options written                                                                               1,003,488
       Variation margin                                                                                 87,934
       Principal paydowns                                                                               48,921
       Swaps                                                                                             5,847         32,143,328
                                                                                               ---------------
       Prepaid expenses                                                                                                     5,603
                                                                                                                  ---------------
       Total assets                                                                                                   319,288,098
                                                                                                                  ---------------

Liabilities

       Reverse repurchase agreements                                                                              $    10,198,864
       Unrealized depreciation on swaps                                                                                 1,963,836
       TBA sale commitments, at value (premiums received--$29,744,638)                                                 28,860,432
       Options written, at value (premiums received--$8,585,719)                                                        9,807,093
       Payables:
       Securities purchased                                                                         39,951,680
       Investment adviser                                                                              164,337
       Interest on reverse repurchase agreements                                                        45,181
       Swaps                                                                                             3,244
       Other affiliates                                                                                  2,250         40,166,692
                                                                                               ---------------
       Accrued expenses                                                                                                   131,746
                                                                                                                  ---------------
       Total liabilities                                                                                               91,128,663
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   228,159,435
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized                                      $     1,285,616
       Paid-in capital in excess of par                                                                               236,645,700
       Accumulated distributions in excess of investment income--net                           $   (3,769,008)
       Undistributed realized capital gains--net                                                       422,600
       Unrealized depreciation--net                                                                (6,425,473)
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (9,771,881)
                                                                                                                  ---------------
       Total capital--Equivalent to $17.75 per share based on 12,856,160 shares of capital stock
       outstanding (market value--$18.43)                                                                         $   228,159,435
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
Investment Income

       Interest (including $353,223 from affiliates)                                                              $     7,283,650
       Securities lending--net                                                                                                195
                                                                                                                  ---------------
       Total income                                                                                                     7,283,845
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       982,594
       Interest expense                                                                                733,560
       Short sale expense                                                                              181,688
       Accounting services                                                                              43,542
       Printing and shareholder reports                                                                 27,065
       Transfer agent fees                                                                              26,829
       Professional fees                                                                                26,501
       Repurchase offer fees                                                                            17,208
       Custodian fees                                                                                   11,992
       Directors' fees and expenses                                                                     11,544
       Pricing services                                                                                  6,017
       Listing fees                                                                                      4,716
       Other                                                                                            19,253
                                                                                               ---------------
       Total expenses                                                                                                   2,092,509
                                                                                                                  ---------------
       Investment income--net                                                                                           5,191,336
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
       Investments--net                                                                            (1,439,911)
       Financial futures contracts and swaps--net                                                      816,043
       Options written--net                                                                          1,283,583
       Short sales--net                                                                                251,051            910,766
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
       Investments--net                                                                            (2,588,235)
       Futures contracts and swaps--net                                                            (2,694,901)
       Options written--net                                                                        (1,477,084)        (6,760,220)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (5,849,454)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $     (658,118)
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                June 30, 2007      December 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $     5,191,336    $     9,915,042
       Realized gain (loss)--net                                                                       910,766           (37,918)
       Change in unrealized appreciation/depreciation--net                                         (6,760,220)          (765,310)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                               (658,118)          9,111,814
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                    (8,960,344)++       (10,234,534)
       Realized gain--net                                                                                   --          (437,155)
       Tax return of capital                                                                                --        (7,129,386)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (8,960,344)       (17,801,075)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Value of shares issued to Common Stock Shareholders in reinvestment of dividends              1,803,388          1,428,985
       Net redemption of Common Stock resulting from repurchase offer
       (includes $8,789 of repurchase fees)                                                                 --          (435,066)
       Offering costs, including adjustments, resulting from the issuance of Common Stock                   --           (19,804)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from capital stock transactions                          1,803,388            974,115
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (7,815,074)        (7,715,146)
       Beginning of period                                                                         235,974,509        243,689,655
                                                                                               ---------------    ---------------
       End of period*                                                                          $   228,159,435    $   235,974,509
                                                                                               ===============    ===============
         * Accumulated distributions in excess of investment income--net                       $   (3,769,008)                 --
                                                                                               ===============    ===============

        ++ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

           See Notes to Financial Statements.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Financial Highlights

                                                                              For the Six        For the         For the Period
                                                                              Months Ended      Year Ended     October 31, 2005++
The following per share data and ratios have been derived                    June 30, 2007     December 31,     to December 31,
from information provided in the financial statements.                        (Unaudited)          2006               2005
Per Share Operating Performance

       Net asset value, beginning of period                                   $       18.50      $       19.18      $       19.10
                                                                              -------------      -------------      -------------
       Investment income--net**                                                         .41                .78                .13
       Realized and unrealized gain (loss)--net                                       (.46)              (.06)                .10
                                                                              -------------      -------------      -------------
       Total from investment operations                                               (.05)                .72                .23
                                                                              -------------      -------------      -------------
       Less dividends and distributions:
       Investment income--net                                                    (.70)+++++              (.81)              (.10)
       Realized gain--net                                                                --              (.03)              (.02)
       Tax return of capital                                                             --              (.56)                 --
                                                                              -------------      -------------      -------------
       Total dividends and distributions                                              (.70)             (1.40)              (.12)
                                                                              -------------      -------------      -------------
       Offering costs resulting from the issuance of Common Stock                        --             --++++              (.03)
                                                                              -------------      -------------      -------------
       Net asset value, end of period                                         $       17.75      $       18.50      $       19.18
                                                                              =============      =============      =============
       Market price per share, end of period                                  $       18.43      $       18.54      $       18.09
                                                                              =============      =============      =============

Total Investment Return***

       Based on net asset value per share                                         (.35%)+++              4.08%           1.06%+++
                                                                              =============      =============      =============
       Based on market price per share                                             3.25%+++             10.59%         (8.97%)+++
                                                                              =============      =============      =============

Ratios to Average Net Assets

       Expenses, excluding interest expense                                          1.18%*              1.01%              .94%*
                                                                              =============      =============      =============
       Expenses                                                                      1.81%*              1.01%              .94%*
                                                                              =============      =============      =============
       Investment income--net                                                        4.49%*              4.18%             3.89%*
                                                                              =============      =============      =============

Supplemental Data

       Net assets, end of period (in thousands)                               $     228,159      $     235,975      $     243,690
                                                                              =============      =============      =============
       Portfolio turnover                                                      226%++++++++                76%                20%
                                                                              =============      =============      =============

          * Annualized.

         ** Based on average shares outstanding.

        *** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         ++ Commencement of operations.

       ++++ Amount is less than $(.01) per share.

        +++ Aggregate total investment return.

      +++++ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

   ++++++++ Excludes dollar roll transactions.

            See Notes to Financial Statements.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Enhanced Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol EGF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates generally will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Notes to Financial Statements (continued)


* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, asket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

(g) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded to capital.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(j) TBA Commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(k) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation
No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2005 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the aggregate of the Fund's average daily net assets and the proceeds of any outstanding debt securities or borrowings used for leverage. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund also has retained BlackRock Investment Management, LLC. ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $84 in securities lending agent fees.

For the six months ended June 30, 2007, the Fund reimbursed the Manager $2,214 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns and excluding dollar roll transactions) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $632,621,037 and $613,022,076, respectively.

Transactions in options written for the six months ended June 30, 2007 were as follows:


                                           Number of           Premiums
                                         Contracts++           Received

Outstanding call options written,
   beginning of period                           128    $       508,030
Options written                                  740          7,807,273
Options expired                                (390)        (1,664,500)
Options closed                                  (90)        (1,354,130)
                                      --------------    ---------------
Outstanding call options written,
end of period                                    388    $     5,296,673
                                      ==============    ===============

 ++ One contract represents a notional amount of $1,000,000.



                                           Number of           Premiums
                                         Contracts++           Received

Outstanding put options written,
   beginning of period                            50    $        30,000
Options written                                  759          4,753,052
Options expired                                 (50)           (50,000)
Options closed                                 (582)        (1,444,006)
                                      --------------    ---------------
Outstanding put options written,
   end of period                                 177    $     3,289,046
                                      ==============    ===============

 ++ One contract represents a notional amount of $1,000,000.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock. Shares issued and outstanding during the six months ended June 30, 2007 increased by 97,910 as a result of dividend reinvestment. Shares issued and outstanding during the year ended December 31, 2006 increased by 77,011 as a result of dividend reinvestment and decreased by 23,997 as a result of a repurchase offer.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


5. Reverse Repurchase Agreement:
The weighted average annual interest rate was 5.44% and the average amount borrowed was approximately $27,033,000 for the six months ended June 30, 2007.


6. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.116667 per share on July 31, 2007 to shareholders of record on July 16, 2007.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Officers and Directors


Robert C. Doll, Jr., Fund President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                          JUNE 30, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -


Period                  (a) Total       (b) Average         (c) Total Number          (d) Maximum Number
                        Number of       Price Paid          of Shares Purchased       (or Approx. Dollar Value)
                        Shares          per Share           as Part of Publicly       of Shares that
                        Purchased                           Announced Plans           May Yet Be Purchased
                                                            or Programs               Under the Plans
                                                                                      or Programs
January 1-31, 2007         23,997     $18.50 per Share (1)    23,977 (2)                    0
February 1-28, 2007
March 1-31, 2007
April 1-30, 2007
May 1-31, 2007
June 1-30, 2007

Total:                     23,997     $18.50 per Share (1)    23,977 (2)                    0

(1)  Subject to a repurchase fee of 2% of the net asset value per share.

(2) On November 14, 2006, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was December
     21, 2006. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment
     Company Act of 1940, as amended.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Enhanced Government Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Government Fund, Inc.


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Government Fund, Inc.


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Enhanced Government Fund, Inc.


Date: August 20, 2007